For Tax-Exempt Income

                                                    Tax-Free Pennsylvania Fund
                                                      Tax-Free New Jersey Fund
                                                            Tax-Free Ohio Fund

             (various photos demonstrating service and guidance,
                      professional management and goals)

service and guidance

professional management

goals

1998
Annual
Report

[logo here]

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

                             (photo of keyboard)

                         (photo of illustration from
                         Tax-Exempt Income Brochures)

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

Fund Objectives

Tax-Free Pennsylvania Fund
To seek as high a level of current interest income exempt from federal income tax and Pennsylvania state and local taxes as is consistent with preservation of capital.

Tax-Free New Jersey Fund
To seek as high a level of current interest income exempt from federal income tax and New Jersey state and local taxes as is consistent with preservation of capital.

Tax-Free Ohio Fund
To seek as high a level of current interest income exempt from federal income tax and Ohio state and local taxes as is consistent with preservation of capital.


tax-exempt
income

March 5, 1998
                                                                for tax-exempt
                                                                    income
                                                                      1

Dear Shareholder:

Fiscal 1998 was a rewarding time to be a municipal bond investor.
        Low inflation, favorable federal tax law changes and surging state tax revenues have helped bolster returns on tax-exempt debt. From the Jersey Shore to the banks of the Ohio River, strong regional growth produced state budget surpluses.
        We are pleased to present the first annual report for Tax-Free New Jersey Fund and Tax-Free Ohio Fund, both of which began operating on September 3, 1997. Also included on the pages that follow are the 1998 results of Tax-Free Pennsylvania Fund, the largest and oldest municipal bond fund in the Delaware Investments family.
        The relatively small size of our New Jersey and Ohio Funds provided your portfolio managers - Patrick P. Coyne and Mitchell L. Conery - with an exceptional opportunity to build a solid long-term portfolio. The supply of tax-exempt debt in both states rose substantially during calendar 1997, giving management ample freedom to pick and choose bonds.
        Tax-Free Pennsylvania Fund, nearly $1 billion in assets, faced a much more challenging environment in 1998 as Pennsylvania bonds with attractive yields remained scarce despite an increase in overall bond supply. In addition, credit problems surfaced in the multifamily housing and paper recycling segments of the municipal bond market, reducing the Fund's return.
        Each Fund's results reflected the managers' efforts to reduce sensitivity to changes in interest rates, a response to the strong growth rate of the U.S. economy. We took a somewhat more conservative approach than our peers, particularly in Pennsylvania. The pages that follow detail our investment approach.

We believe each Fund's portfolio can provide an attractive level of tax-exempt income at a prudent level of risk.

Total Return
------------------------------------------------------------------------------
                                                             12 months ended
                                                            February 28, 1998
------------------------------------------------------------------------------
Tax-Free Pennsylvania Fund A Class                                 +7.78%
Lipper PA Municipal Bond Fund Average (66 funds)                   +8.83%
Lehman Brothers Municipal Bond Index                               +9.14%
------------------------------------------------------------------------------
                                                            September 3, 1997
                                                          to February 28, 1998
------------------------------------------------------------------------------
Tax-Free New Jersey Fund A Class                                   +5.77%
Lipper NJ Municipal Bond Fund Average (57 funds)                   +4.70%
------------------------------------------------------------------------------
Tax-Free Ohio Fund A Class                                         +6.41%
Lipper Ohio Municipal Bond Fund Average (53 funds)                 +4.57%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                               +5.04%
------------------------------------------------------------------------------

All performance quoted above is based on net asset value and assumes reinvestment of distributions. Performance of other Fund classes varies due to different expenses. Performance information for all Fund classes can be found on page 9 and 10. Performance for the short time since inception for Tax-Free New Jersey Fund and Tax-Free Ohio Fund may not be indicative of longer term results. The unmanaged Lehman Brothers Municipal Bond Index includes bonds of various quality from many states.

for tax-exempt
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      2

        We consider the municipal bond market's long-term prospects attractive. Although Pennsylvania and New Jersey state income tax rates are relatively moderate, federal tax rates on dividend income remain as high as 39.6%. In Ohio, the top state income tax rate has risen from 7% to 7.5% in 1998.
        While the federal Taxpayer Relief Act passed last July offered many potential benefits to growth oriented investors, it provided few breaks to investors seeking income. Municipal bond funds remain one of the few investments that can provide monthly income and reduce an investor's income tax bill.
        It is our belief that as the nation's population ages, the baby-boom generation may allocate a greater share of assets to municipal bonds. In our opinion, many investors will strive to reduce the risk profile of their portfolios as their need for regular monthly income increases.
        We are pleased to report that in fiscal
1998 Delaware expanded its fixed-income and equity investment options for people in every stage of life. These options include individual retirement accounts for education, Roth IRAs for retirement savings, variable annuities and a coast-to-coast selection of single-state municipal bond funds.
        With the help of your financial adviser, we believe Delaware Investments and you can build an investment plan for the 21st Century.

Sincerely,

/s/  Wayne A. Stork
--------------------------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
---------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer


discipline

States At A Glance

Data as of February 28, 1998
                                                Pennsylvania            New Jersey               Ohio
----------------------------------------------------------------------------------------------------------
General Obligation Bond Rating                      AA3                    AAA                   AA+
Budget Surplus                                  $178 million           $1.1 billion          $260 million
Per Capita Income                                 $24,668                $31,053               $23,537
Population                                       12 million             8 million            11.2 million
Individual Income Tax Rate                          2.8%                   3.5%                  7.5%
Unemployment Rate                                   4.8%                   4.9%                  4.5%
----------------------------------------------------------------------------------------------------------

Sources: Bloomberg Business News, financenet.org, Standard & Poor's, Moody's Investors Service.

Your Funds' Portfolio Managers
Patrick P. Coyne has managed fixed-income securities at Delaware Management Company since 1990. He holds an MBA in finance from the University of Pennsylvania's Wharton School of Business.

Mitchell L. Conery joined Delaware Management Company in January 1997 and holds an MBA in finance from the State University of New York at Albany. He had been managing a $5 billion municipal portfolio for Travelers Corp. in New York prior to joining Delaware.

                                                                for tax-exempt
                                                                    income
                                                                       3
Portfolio Managers' Review
Falling interest rates have prompted
municipalities to offer more bonds to investors. New issuance in Ohio and Pennsylvania rose by more than 30% during calendar 1997 to a combined total of $19.6 billion, according to The Bond Buyer, a trade publication. In New Jersey, the amount of new bonds rose by 56% to $9 billion, mainly because of state pension financing.
        Fortunately, investor demand has been robust. Bond prices in all three states have risen sharply since the summer, in line with the overall national municipal market.
New Jersey, Ohio and most of Pennsylvania have enjoyed steady job growth as leading industry groups such as pharmaceuticals have expanded and posted strong earnings.
        Across the country, inflation remains firmly under control. Increases in employers' payroll costs have been tempered by good gains in productivity and falling prices for commodities such as oil. In our opinion, investors' concern about the impact of currency devaluations and recession in Asia have helped fuel a bond market rally, especially in U.S. government securities.
        In calendar 1997, prices of U.S. Treasuries generally outperformed municipal securities, especially since the summer. Overseas demand for U.S. government debt was strong in the wake of Pacific Rim economic turmoil. Washington also appeared to be successful in balancing the federal budget for the first time since 1969.
        Augmenting the income potential of your Funds was challenging during the past year because the market did not offer investors much additional yield for buying:
  *  lower quality bonds instead of bonds rated AAA;
  * longer term (10 years or more) bonds rather than intermediate or short-term bonds; or
  * sectors such as health care and housing that historically have offered attractive

   Nearly half of the total return of the unmanaged Lehman Brothers Municipal Bond Index for the six and 12 month periods ended February 28, 1998 was from price appreciation, an unusual occurrence.


Tax-Equivalent Yields
Pennsylvania, New Jersey and Ohio Vs. U.S. Treasuries

Pennsylvania               8.64%
New Jersey                 8.82%
Ohio                       9.33%
30-Year US Treasuries      5.92%

The chart to the left shows how much an investor in the highest federal tax bracket (39.6%) would have to earn from a taxable investment to match the income potential of long-term municipal bonds in each respective state.

Yields as of 2/28/98 for 30-year, high quality, general obligation bonds. Municipal bonds vary in quality and unlike U.S. Treasuries are not guaranteed by the U.S. government. This illustration is not intended to reflect the current thirty-day SEC yield of any Delaware mutual fund. Source: Bloomberg Business News.

for tax-exempt
    income
      4

  yields because of the perception of economic risk in these two industries.
        Indeed, nearly half of the total return of the unmanaged Lehman Brothers Municipal Bond Index for the six and 12 months ended February 28, 1998 was from price appreciation, an unusual occurrence. Over the longer term, income has been the dominant component of return from all categories of bonds since the 1920s, according to Ibbotson Associates. It is our belief that most investors in municipal bonds are income-oriented, and our investment approach reflects this view.

Investment Strategy
For more than 20 years, Delaware Investments has sought a high level of interest income exempt from federal, state and local taxes. To maximize income and preserve capital, we:
  * Examine quality. As of February 28, 1998, more than half of each Fund's net assets were invested in bonds rated AAA. When we purchase municipal bonds rated lower than A or non-rated bonds, we personally review the financial statements of the issuer and meet with management and/or public officials.
  * Invest with a multi-year perspective. We analyze long-term trends in the municipal finance market and generally seek bonds with ample call protection features.
  * Seek diversification in terms of bond types and communities. To reduce risk, we invest in the widest possible range of sectors and limit our exposure to any one industry or municipality.

Tax-Free Pennsylvania Fund
Balancing Risk and Reward
During fiscal 1998, we reduced Tax-Free Pennsylvania Fund's holdings of lower rated and unrated bonds. In many cases, we felt the extra income potential of securities rated less than A was not enough to justify the credit risks. We also believed some recently issued lower rated securities were somewhat more susceptible to being refinanced by the issuer, which limits their appeal to investors.
        Duration was kept within a relatively narrow range during the year. As the bond strategy

TAX-FREE PENNSYLVANIA FUND
PORTFOLIO HIGHLIGHTS AND CREDIT QUALITY
February 28, 1998


Tax-Free Pennsylvania Fund
Portfolio Highlights and Credit Quality
February 28, 1998

AAA           55%
AA            13%
A             14%
BBB            6%
BB & B        10%
Unrated        2%

Average Effective Maturity        9.1 years
Average Effective Duration        6.1 years
Average Quality                         AA2
Average Coupon                        6.40%
Thirty Day Current SEC Yield*         4.13%

  *For A Class shares based on Securities and Exchange Commission guidelines. Thirty-day current SEC yield for B and C classes was 3.49% as of 2/28/98.

Approximately 1.5% of the income generated by the Fund during fiscal 1998 was subject to the federal alternative minimum tax.
Source of ratings: Standard & Poor's.

                                                                for tax-exempt
                                                                    income
                                                                      5

PEER COMPARISON
                                           Morningstar
                            Tax-Free      Pennsylvania
                          Pennsylvania    Fund Category
                              Fund         (43 funds)
Portfolio Turnover Rate        32%             41%
Alternative Minimum Tax*      1.5%             11%
Five-Year Risk Score          0.74            1.01

* Percent of Fund's net assets subject to the federal alternative minimum tax. Morningstar data is the latest available and is as of 11/30/97. Morningstar's average risk factor for all bond funds equals 1.00. Numbers greater than 1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill. It adds up the amounts by which a fund fell short of a Treasury bill's return and divides the result by the total number of months in the rating period.

market has rallied, we allowed the Fund's sensitivity to interest rates to decline so that by fiscal year's end the Fund's average effective duration was slightly shorter than many of our peers. In our opinion, this defensive posture is prudent given what we see as limited opportunities for further bond price increases in calendar 1998.
        To maximize the Fund's current income potential, about 75% of the bonds we hold have a market value that's higher than their face value. While helping us to provide higher-than-average monthly dividends, these premium bonds generally experienced less price appreciation during the autumn rally than bonds that traded at par or at a discount to face value. Overall, your Fund's total return was less than some of its peers who aggressively bet that interest rates would fall.
        Tax-Free Pennsylvania Fund's return was also reduced in fiscal 1998 by two poorly performing bond issues whose credit quality deteriorated. One Philadelphia bond which financed a paper recycling plant lost about half its market value during the first half of the year as prices for its products weakened more than expected. As of February 28, 1998, this holding represented less than 1% of the Fund's net assets.
        The other bond was issued for an apartment complex in Montgomery County whose finances weakened as efforts to convert the development into condominiums were not as successful as the developer anticipated. We sold the bonds at a loss this past May.
        While these two problem bonds were a short-term negative for the Fund, they do offer a potential silver lining for the coming year. Any capital losses we realize can be used to offset any gains we may realize from the sale of other bonds in the portfolio.

tax-free
pennsylvania

TAX-FREE PENNSYLVANIA FUND SECTOR DIVERSIFICATION
February 28, 1998


Tax-Free Pennsylvania Fund
Sector Diversification
February 28, 1998

Pre-Refunded Bonds       24.3%
Hospitals                20.2%
Education                14.8%
Pollution Control         8.8%
Industrial Development    3.8%
Housing                   6.1%
Water/Sewer               8.0%
General Obligation Bonds  5.6%
Other Revenue Bonds       8.4%
for tax-exempt
    income
      6

Tax-Free New Jersey Fund
Planting Seeds in the
Garden State
Between 1994 and the end of Gov. Christine Whitman's first term during calendar 1997, New Jersey's income tax rates were cut 30%. The state has maintained a high AAA bond rating and enjoyed an economic revival in the 1990s, boosted by a strong pharmaceutical industry and increased international trade.
        In our view, fiscal 1998 presented an opportune time to build a municipal bond portfolio, as New Jersey issued $2.8 billion in new debt to finance pension obligations for state employees. Investor demand remained strong this autumn amid uncertainty about the outcome of the state's gubernatorial election.
        Tax-Free New Jersey Fund provided a return of +5.77% during its initial fiscal year which ended February 28, 1998 (for Class A shares at net asset value with distributions reinvested). This outpaced the average of its peers as shown on page 1.
        Our top performing position during fiscal 1998 was an unrated bond issued by the New Jersey Economic Development Authority on behalf of a nursing home (4% of net assets). Territorial bonds and water/sewer bonds were the two largest sectors within the portfolio as of February 28, 1998.
        At the end of 1997, a New Jersey law that subsidizes hospitals providing charity care expired, a potential negative for some institutions' bond ratings. The law was replaced with a 40-cent-a-pack cigarette tax to help finance hospital care for the uninsured. We've focused the Fund's health care holdings on institutions that we believe are well-managed, have an expanding revenue base and are poised to thrive in a competitive environment.
        More than half of your Fund's portfolio as of year's end was invested in AAA bonds

Tax-Free New Jersey Fund
Portfolio Highlights and Credit Quality
February 28, 1998
Pie Slices
AAA        68%
A          24%
BBB         5%
Unrated     1%
Cash        2%

Approximately 4% of the income generated by the Fund during its initial fiscal year was subject to the federal alternative minimum tax.
Source of ratings: Standard & Poor's.

Average Effective Maturity    17.6 years
Average Effective Duration     9.3 years
Average Quality                      AA2
Average Coupon                     5.31%
Thirty Day Current SEC Yield*      4.54%

*For A Class shares based on Securities and Exchange Commission guidelines. Thirty-day current SEC yield for B Class was 3.96% as of 2/28/98. As of 2/28/98, there were no C Class shareholders.

tax-free
new jersey
                                                                for tax-exempt
                                                                    income
                                                                      7
[photo of keyboard]
- the highest quality available. The Fund's relatively small size gives us the flexibility to seek the most attractive bonds available, and to respond rapidly to market conditions.
        For the year ahead, we believe New Jersey's economy can continue to prosper, boosting municipal tax revenues. Although a few large companies such as AT&T have announced job cutbacks, we believe the state's overall employment picture remains bright. Per capita income is among the highest in the nation, and New Jersey's mix of industries is among the nation's most diverse.

Tax-Free Ohio Fund
Taking Care to Build
Income Potential
We are pleased to report that Tax-Free Ohio Fund got off to a strong start during its initial fiscal year. The Fund provided a return of +6.41% for the period ended February 28, 1998 (for Class A shares at net asset value with distributions reinvested). This outpaced the average of its peers as shown on page 1.
        Bonds issued by hospitals, nursing homes and colleges represented the largest components of Tax-Free Ohio Fund's portfolio during fiscal 1998. We've focused the Fund's health care and higher education holdings on institutions that we believe are well-managed, have an expanding revenue base and can thrive in increasingly competitive industry environments.
        One bond that performed well was issued by Dayton, Ohio to enable Emery Air Freight to improve its facilities at the city's airport. Falling jet fuel prices and increased demand for overnight delivery services have helped propel the company's earnings.
        Ohio has historically had a higher-than-average state income tax rate, and in fact was the first state to adopt an income tax by constitutional amendment more than 85 years ago. For calendar 1998, the top tax-free
ohio

Tax-Free Ohio Fund
Portfolio Highlights and Credit Quality
February 28, 1998

Tax-Free Ohio Fund
Portfolio Highlights and Credit Quality
February 28, 1998
Pie Slices

AAA        52%
AA          9%
BBB        18%
BB & B     10%
Unrated    11%

Average Effective Maturity       11.6 years
Average Effective Duration        8.4 years
Average Quality                         AA2
Average Coupon                        5.56%
Thirty Day Current SEC Yield*         4.67%

  * For A Class shares based on Securities and
  Exchange Commission guidelines. As of 2/28/98, there were no B or C Class shareholders.

  Approximately 15% of the income generated by the Fund during its initial fiscal year was subject to the federal alternative minimum tax.
Source of ratings: Standard & Poor's.

for tax-exempt
    income
      8

tax rate has risen from 7% to 7.5% on incomes of more than $200,000. We believe this will increase the attractiveness of the state's municipal bonds for investors in high federal and state tax brackets.
        In the mid-1990s, prudent fiscal management allowed Ohio to rebuild its finances, which were depleted during the last recession. A recovery in key industries such as autos and growing profits at leading multinational companies such as Proctor & Gamble have helped fill state tax coffers.
        Conservative revenue projections have enabled Ohio to post a budget surplus since 1995. State officials forecast a surplus of $260 million for fiscal 1998 and a $131 million surplus for 1999. This positive environment, which we believe will continue, has contributed to higher state bond prices and a strong credit rating.

Summary Outlook
We'd like to offer a note of caution for the year ahead because we believe reports suggesting that inflation is dead are premature. U.S. job creation has continued at a brisk pace in calendar 1998 and recession in Asia does not appear to be having as much of a moderating effect on the U.S. economy as originally forecast.
        Economic growth in the 1990s has boosted tax revenues and reduced social expenses. This is especially beneficial for the fiscal health of states such as Pennsylvania, New Jersey and Ohio, whose major cities still face population loss and many urban challenges. However, the current pace of growth nationally suggests that the Federal Reserve Board needs to remain vigilant to control growth and prevent consumer prices from rising too much.
        One trend that may help temper inflation in the Northeast and Midwest in 1998 is that energy costs have been falling. The region's consumers have benefited from a mild winter, a worldwide oil glut and increased competition in the domestic utility industry. Although the region faces a labor shortage in some occupations, large cutbacks in industries such as banking and telecommunications in the year ahead could help employers control hiring costs.
        We believe continuing uncertainty about inflation is likely to keep yields on long-term U.S. Treasury bonds above 5% for the balance of 1998. In fact, interest rates could rise modestly from current levels. Our positioning of each Fund's portfolio reflects this relatively defensive outlook.

Patrick P. Coyne
Vice President
Senior Portfolio Manager

Mitchell L. Conery
Vice President
Senior Portfolio Manager
March 5, 1998

One trend that may help temper inflation in the Northeast and Midwest in 1998 is that energy costs have been falling. The region's consumers have benefited from a mild winter, a worldwide oil glut and increased competition in the domestic utility industry.

(photo of family on beach)
                                                                for tax-exempt
                                                                    income
                                                                      9

Performance Summary

TAX-FREE PENNSYLVANIA FUND'S PERFORMANCE
Growth of a $10,000 Investment
February 28, 1988 to February 28, 1998

Lehman Brothers Municipal Bond Index
Tax-Free Pennsylvania Fund A Class

                           Tax-Free Pennsylvania            Lehman Brothers
                               Fund A Class              Municipal Bond Index
Bond Index
Feb. '88                        $ 9,626                          $10,000
Feb. '89                        $10,309                          $10,620
Feb. '90                        $11,203                          $11,710
Feb. '91                        $12,015                          $12,790
Feb. '92                        $13,349                          $14,067
Feb. '93                        $15,110                          $16,004
Feb. '94                        $15,959                          $16,890
Feb. '95                        $16,104                          $17,208
Feb. '96                        $17,727                          $19,109
Feb. '97                        $18,498                          $20,162
Feb. '98                        $19,920                          $22,028

Chart assumes $10,000 invested on February 28, 1988, and includes the effect of a 3.75% sales charge and reinvestment of distributions. Performance of other Fund Classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

TAX-FREE PENNSYLVANIA FUND PERFORMANCE
Average Annual Returns Through February 28, 1998

                               Lifetime    Ten Years   Five Years    One Year
Class A (Est. 3/23/77)
    Excluding Sales Charge      +6.70%         +7.55%    +5.70%       +7.78%
    Including Sales Charge      +6.51%         +7.14%    +4.89%       +3.75%
Class B (Est. 5/2/94)
    Excluding Sales Charge      +5.83%           --        --         +6.92%
    Including Sales Charge      +5.16%           --        --         +2.92%
Class C (Est. 11/29/95)
    Excluding Sales Charge      +5.16%           --        --         +6.92%
    Including Sales Charge      +5.16%           --        --         +5.92%

All returns reflect reinvestment of distributions and sales charges as described below. Returns and share values fluctuate with rising and falling interest rates so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Class B and Class C performance excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 3.75% maximum sales charge and, for periods after June 1,1992, a 12b-1 fee.
Class B shares do not carry a front-end sales charge, are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year, and are subject to a 1% annual distribution and service fee.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
    income
      10

TAX-FREE NEW JERSEY FUND'S &
TAX-FREE OHIO FUND'S PERFORMANCE
Growth of a $10,000 Investment
September 1, 1997 to February 28, 1998
Lehman Brothers Municipal Bond Index
Tax-Free New Jersey Fund A Class
Tax-Free Ohio Fund A Class

                     Lehman Brothers     Tax-Free New Jersey      Tax-Free Ohio
                  Municipal Bond Index       Fund A Class          Fund A Class
Sept.'97               $10,000                $ 9,632                $ 9,632
Sept.'97               $10,000                $ 9,755                $ 9,755
Oct. '97               $10,064                $ 9,806                $ 9,808
Nov. '97               $10,123                $ 9,902                $ 9,904
Dec. '97               $10,271                $10,077                $10,098
Feb. '98               $10,377                $10,166                $10,206


Chart assumes $10,000 invested on September 3, 1997, and includes the effect of a 3.75% sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results. Performance of a long-term municipal bond should be judged over a period of at least several years.

Lifetime Performance
Cumulative Total Returns Through February 28, 1998

                                                 Tax-Free           Tax-Free
                                             New Jersey Fund       Ohio Fund
Class A (Est. 9/3/97)
    Excluding Sales Charge                        +5.77%             +6.41%
    Including Sales Charge                        +1.88%             +2.49%
Class B (Est. 9/3/97)
    Excluding Sales Charge                        +4.90%             +4.18%
    Including Sales Charge                        +0.90%             +0.18%
Class C (Est. 9/3/97)
    Excluding Sales Charge                        +4.42%             +4.18%
    Including Sales Charge                        +3.42%             +3.18%

Performance for the short time since inception may not be indicative of longer term results.

See page 9 for important information. All performance includes reinvestment of distributions and applicable sales charges as described on page 9. Returns reflect voluntary expense limitations in effect at the time. Returns would have been lower without the limitations.

                                                      for tax-exempt income 11


Financial Statements
Delaware Group Tax-Free Pennsylvania Fund
Statement of Net Assets
February 28, 1998
                                                       Principal      Market
                                                         Amount        Value
Municipal Bonds - 99.46%
Higher Education Revenue Bonds - 10.56%
Dauphin County College Revenue
 (Holy Family College) 7.50% 12/1/19 ..............  $  3,025,000  $  3,187,564
Delaware County Authority University Revenue
 (Villanova University) 5.80% 8/1/25
  (AMBAC) .........................................     7,000,000     7,415,800
 (Villanova University) 9.625% 8/1/02
  (Escrowed to Maturity) ..........................       430,000       487,246
Montgomery County Higher Education and
 Health Authority Revenue
 (Beaver College) 5.85% 4/1/21
 (Connie Lee) .....................................     5,465,000     5,806,672
Northampton County Higher Education
 Authority Revenue (Lehigh University)
 Series B 5.25% 11/15/21 ..........................     9,025,000     9,134,834
Pennsylvania State Higher Educational Facilities
 Authority Revenue College Revenue
 (Elizabethtown College) 6.50% 6/15/15 ............     6,700,000     7,052,219
 (LaSalle University) 9.50% 5/1/03
  (Escrowed to Maturity) ..........................       370,000       420,949
 (Pennsylvania State University)
  Series A 5.00% 8/15/27 ..........................    28,775,000    28,196,047
  Series M 5.75% 6/15/20 ..........................    17,730,000    18,454,802
 (Temple University) 5.75% 4/1/31 (MBIA) ..........     8,000,000     8,132,240
 (University of Pennsylvania) 5.90% 9/1/15 ........     4,205,000     4,460,580
Swarthmore Borough Authority
 (Swarthmore College)
 6.00% 9/15/12 ....................................     7,000,000     7,361,900
 7.375% 9/15/08 ...................................       990,000     1,022,314
                                                                   ------------
                                                                    101,133,167
                                                                   ------------
Hospital Revenue Bonds - 20.21%
Allegheny County Pennsylvania Hospital Development
 Authority Revenue
 (South Hills Health Facilities)
  6.00% 5/1/20 (MBIA) .............................     1,500,000     1,566,435
 (University of Pittsburgh Medical Center)
  5.625% 4/1/27 (MBIA) ............................    10,500,000    10,898,475
Chester County Pennsylvania Health and
 Educational Facility Authority Health System
 Revenue (Jefferson Health Systems)
 Series B 5.375% 5/15/27 ..........................    30,270,000    30,469,479
Delaware County Authority Revenue Health Facilities
 (Mercy Health Corp.) 6.00% 12/15/26 ..............     3,500,000     3,890,495
Monroeville Hospital Authority Revenue
 (Forbes Health System) 7.00% 10/1/13 .............     7,000,000     7,716,870
Pennsylvania Higher Education Facilities Authority
 Health Services Revenue
 (University of Pennsylvania) 5.75% 1/1/22 ........    20,000,000    20,976,600

                                                       Principal      Market
                                                         Amount        Value
Municipal Bonds (Continued)
Hospital Revenue Bonds (Continued)
Philadelphia Hospital & Higher Education Facilities
 Authority Hospital Revenue
 (Albert Einstein Medical Center)
  7.625% 4/1/11  ..................................  $ 19,110,000  $ 20,124,168
 (Children's Hospital of Philadelphia)
 Series A 5.50% 2/15/22  ..........................     5,600,000     5,659,024
 (Children's Seashore House)
 Series A 7.00% 8/15/17  ..........................     3,100,000     3,408,481
 (Children's Seashore House)
 Series B 7.00% 8/15/22  ..........................     2,100,000     2,288,706
 (Jeanes Health System Project)
  6.85% 7/1/22  ...................................    18,020,000    19,423,938
 (Presbyterian Medical Center)
  6.65% 12/1/19 (Escrowed to Maturity) ............    13,000,000    15,560,350
 (Roxborough Memorial Hospital)
  7.25% 3/1/24  ...................................    12,355,000    11,737,250
 (Temple University Hospital)
  6.625% 11/15/23  ................................    16,500,000    18,218,310
Philadelphia Pennsylvania Hospitals and
 Higher Education Facilities Authority Revenue
 (The Philadelphia Protestant Home Project)
  Series A 6.50% 7/1/27  ..........................     1,100,000     1,129,238
Sayre-Health Care Facilities
 (VHA of Pennsylvania, Inc.)
 (Capital Asset Financing Program-Guthrie
 Medical Center)
 Series A 7.625% 12/1/15 (AMBAC) ..................     1,000,000     1,083,150
 Series B 7.625% 12/1/15 (AMBAC) ..................     2,490,000     2,697,044
Sayre-Health Care Facilities
 (Guthrie Healthcare Systems)
 Series 91A 6.00% 3/1/21(AMBAC) ...................     7,000,000     7,198,100
Scranton-Lackawanna Health and Welfare Authority
 (Allied Services Rehabilitation Hospitals)
  7.60% 7/15/20  ..................................     5,640,000     6,296,383
 (Moses Taylor Hospital)
  6.15% 7/1/14  ...................................     3,000,000     3,201,600
                                                                   ------------
                                                                    193,544,096
                                                                   ------------
Housing Revenue Bonds - 6.09%
Montgomery County Multi-Family Housing
 (KBF Associates Project)
 6.50% 7/1/25  ....................................    20,810,000    21,704,830
 7.25% 7/1/25  ....................................    15,185,000    15,820,492
Pennsylvania Housing Finance Agency
 7.45% 4/1/16 (FHA)  ..............................     1,515,000     1,582,266
 7.50% 10/1/10  ...................................     1,250,000     1,326,588

12 for tax-exempt income

Tax-Free Pennsylvania Fund
Statement of Net Assets (Continued)
                                                          Principal      Market
                                                            Amount        Value
 Municipal Bonds (Continued)
 Pre-Refunded Bonds (Continued)
 Pennsylvania Housing Finance Agency -
  Single Family Mortgage
  Series 57A 6.15% 4/1/27  ............................. $ 5,000,000 $ 5,330,750
  Series 59A 5.80% 10/1/29 .............................   2,950,000   3,063,310
  Series 6OA 5.85% 10/1/27 .............................   7,300,000   7,601,636
 Philadelphia Redevelopment Authority
  Home Improvement
  Series 86A 7.375% 6/1/03 .............................   1,075,000   1,085,750
 Pittsburgh Urban Redevelopment Authority
  Mortgage Revenue
  Series 87B 8.30% 4/1/17  .............................     800,000     822,816
                                                                     -----------
                                                                      58,338,438
                                                                     -----------
 Industrial Development Revenue
  Bonds - 3.81%
 Delaware County Pennsylvania Industrial
  Development Authority-Resource Recovery
  Series A 6.10% 7/1/13  ...............................  12,000,000  12,977,040
  Series A 6.20% 7/1/19  ...............................   9,000,000   9,761,850
 Montgomery County Pennsylvania Industrial
  Development Revenue
  (Hill School Project) 5.35% 8/15/27 ..................   8,910,000   9,035,007
 Philadelphia Pennsylvania Authority for Industrial
  Development Industrial and Commercial Revenue
  (Girard Estates Facilities Leasing Project)
  5.00% 5/15/19  .......................................   2,400,000   2,375,064
  5.00% 5/15/27  .......................................   2,400,000   2,352,840
                                                                     -----------
                                                                      36,501,801
                                                                     -----------
 Pollution Control Revenue Bonds - 8.75%
 Beaver County Industrial Development Authority
  Pollution Control Revenue (Cleveland Electric Project)
  7.625% 5/1/25  .......................................   8,500,000   9,736,665
  7.75% 7/15/25  .......................................  10,000,000  11,559,700
 Delaware County Industrial Development Authority
  Pollution Control Revenue
  (Philadelphia Electric Company)
   7.375% 4/1/21  ......................................  10,250,000  11,191,360
 Lehigh County Pennsylvania Industrial Development
  Authority Pollution Control Revenue
  (Pennsylvania Power and Light Company Project)
  Series A 5.50% 2/15/27  ..............................  15,500,000  16,033,355
  Series A 6.40% 11/01/21 (MBIA) .......................   7,000,000   7,644,910
  Series B 6.40% 9/1/29  ...............................  15,000,000  16,660,950
 Montgomery County Industrial Development Authority
  Pollution Control Revenue
  (Philadelphia Electric Company)
  6.70% 12/1/21 (MBIA)  ................................  10,000,000  10,947,300
                                                                     -----------
                                                                      83,774,240
                                                                     -----------
*Pre-Refunded Bonds - 24.30%
 Abington School District
  6.00% 5/15/26-06 (FGIC)  .............................   6,000,000   6,697,920
                                                       Principal      Market
                                                         Amount        Value
Municipal Bonds (Continued)
Pre-Refunded Bonds (Continued)
Allegheny County, Pennsylvania Sanitary
Authority Revenue
 Series 86A 7.50% 12/1/16-99 (FGIC) ................  $ 1,780,000  $ 1,860,527
 Series 86B 7.50% 12/1/16-99 (FGIC) ................    4,020,000    4,201,865
 Series 91C 6.50% 12/1/16-01 (FGIC) ................    4,500,000    4,873,995
Delaware County Authority University Revenue
 (Haverford College)
 7.375% 11/15/20-00 (MBIA) .........................    3,275,000    3,619,759
Delaware River Joint Toll Bridge Commission
 Bridge System Revenue 7.875% 7/1/18-98 ............    4,600,000    4,752,904
Doylestown Hospital Authority (Doylestown Hospital)
 Series C 6.90% 7/1/19-99 (AMBAC) ..................    1,750,000    1,854,265
Harrisburg Water Authority Revenue
 7.00% 7/15/15-01 (FGIC)  ..........................   12,000,000   13,090,200
Harrisburg Water and Sewer Authority Revenue
 Series 88A 8.00% 11/1/12-98 (AMBAC) ...............    6,000,000    6,040,800
Lackawanna County Multi-Purpose Stadium Authority
 Revenue Guaranteed 8.625% 8/15/07-98 ..............      660,000      692,314
Pennsylvania Higher Education Facilities Authority
 College & University Revenue
 (Hahnemann University)
  6.90% 7/1/21-01 (MBIA)  ..........................   13,000,000   14,376,830
 (Holy Family College) 8.00% 12/1/06-98 ............      380,000      391,867
 (The Medical College of Pennsylvania)
  7.50% 3/1/14-99  .................................    1,000,000    1,036,860
Pennsylvania Intergovernmental Cooperative
 Authority Special Tax Revenue
 (City of Philadelphia Funding Program)
 6.80% 6/15/22-02  .................................    2,125,000    2,347,976
Pennsylvania State Turnpike Commission
 Turnpike Revenue
 Series 89 6.75% 7/1/14-99 .........................   14,195,000   15,003,973
 Series D 7.625% 12/1/17-98 (FGIC) .................    3,500,000    3,669,260
 Series E 7.55% 12/1/17-99 (MBIA) ..................      495,000      535,402
 Series I 7.20% 12/1/17-01 (FGIC) ..................    8,915,000   10,023,669
 Series J 7.20% 12/1/17-01 (FGIC) ..................    8,995,000   10,113,618
 Series K 7.50% 12/1/19-99 .........................   10,000,000   10,807,800
Philadelphia Regional Port Authority Lease Revenue
 7.15% 8/1/20-00 (MBIA)  ...........................   16,315,000   17,510,074
Philadelphia Water & Sewer Revenue
 7.00% 8/1/18-01  ..................................   20,650,000   22,549,387
Puerto Rico (Commonwealth of) General Obligation
 6.50% 7/1/18-99  ..................................    2,745,000    2,847,636
 7.25% 7/1/10-00  ..................................    1,370,000    1,498,259
 7.75% 7/1/13-98  ..................................   12,775,000   13,203,090
 7.75% 7/1/17-99  ..................................    7,700,000    8,221,444
 8.00% 7/1/07-98  ..................................    2,545,000    2,632,319
Sewickley Valley Hospital Authority Refunding
 (Sewickley Valley Hospital Project)
 7.50% 10/1/06-99  .................................    1,295,000    1,391,309
Swarthmore Borough Authority (Swarthmore College)
 7.375% 9/15/08-98  ................................    1,810,000    1,871,413
 7.375% 9/15/20-00  ................................   14,000,000   15,259,860
                                                      for tax-exempt income 13
 Tax-Free Pennsylvania Fund
 Statement of Net Assets (Continued)
                                                       Principal      Market
                                                         Amount        Value
 Municipal Bonds (Continued)
 Pre-Refunded Bonds (Continued)
 University Area Joint Authority Water and
  Sewer Revenue 7.10% 9/1/20-00 (MBIA) .............. $  6,000,000  $  6,501,660
 Upper Darby Township (Delaware County)
  General Obligation 7.875% 7/15/18-98 ..............    4,345,000     4,410,610
 Washington County Authority Revenue
  (Shadyside Hospital)
  Series 85D 7.45% 12/15/18-00 (AMBAC) ..............    7,500,000     8,275,725
 York County Hospital Revenue Authority
  (York Hospital) 7.00% 7/1/21-01 (AMBAC) ...........    9,500,000    10,415,230
                                                                     -----------
                                                                     232,579,820
                                                                     -----------
 School Authority/District Bonds - 4.27%
 Altoona Area School District (Blair County)
  10.00% 6/15/98 (Escrowed to Maturity) .............      120,000       122,106
 Bensalem Township School District General Obligation
  5.875% 7/15/16 (FGIC)  ............................    2,900,000     3,093,952
 Butler Pennsylvania Area School District
  Series B 5.00% 10/1/26  ...........................    4,000,000     3,881,440
 Hazleton Pennsylvania Area School District
  Series B 5.00% 3/1/23  ............................    2,000,000     1,958,080
 Nazareth Pennsylvania Area School District
  5.00% 8/15/17  ....................................    2,760,000     2,716,088
  5.00% 11/15/17  ...................................    3,180,000     3,128,866
 North Allegheny Pennsylvania School District
  Series D 5.00% 5/1/21  ............................    9,500,000     9,333,085
 Owen J. Roberts School District Pennsylvania
  5.375% 5/15/18  ...................................    4,565,000     4,665,932
 Philadelphia Pennsylvania School District
  General Obligation
  Series B 5.375% 4/1/22 (AMBAC) ....................   10,625,000    10,765,356
 Pottsville Area School District
  9.375% 5/1/06 (Escrowed to Maturity)
  (AMBAC)  ..........................................      900,000     1,165,248
                                                                     -----------
                                                                      40,830,153
                                                                     -----------
 Transportation Revenue Bonds - 1.35%
 Pennsylvania State Turnpike Commission
  Turnpike Revenue
  Series L 6.25% 6/1/11  ............................    9,000,000     9,684,630
  Series N 6.50% 12/1/13  ...........................    3,000,000     3,272,400
                                                                     -----------
                                                                      12,957,030
                                                                     -----------
 Waste Disposal Revenue Bonds - 0.88%
 Greater Lebanon Refuse Authority Revenue Refunding
  (Lancaster County) 7.00% 11/15/04 .................    1,200,000     1,313,412
++Philadelphia Pennsylvania Authority for Industrial
  Development Revenue (Solid Waste -
  American RRT Project) 8.00% 12/1/19 ...............   15,900,000     7,155,000
                                                                     -----------
                                                                       8,468,412
                                                                     -----------
 Water & Sewer Revenue Bonds - 7.20%
 Allegheny County Pennsylvania Sanitation Authority
  Sewer Revenue 5.375% 12/1/24 ......................   10,000,000    10,186,700
 Dauphin County Industrial Development Authority
  Water Development Revenue
  Series 92B 6.70% 6/1/17  ..........................    1,750,000     2,050,125

                                                       Principal      Market
                                                         Amount        Value
 Municipal Bonds (Continued)
 Water & Sewer Revenue Bonds (Continued)
 Downington Pennsylvania Municipal Water Authority
  Water Revenue 5.00% 9/1/25 .........................  $ 3,835,000  $ 3,696,288
 Philadelphia Pennsylvania Water & Waste Water
  Revenue 5.60% 8/1/18 (MBIA) ........................   11,870,000   12,308,478
 Philadelphia Pennsylvania Water and Waste Water
  Revenue
  Series A 5.00% 8/1/22  .............................   16,320,000   15,761,366
  Series A 5.125% 8/1/27  ............................   14,225,000   13,959,277
 Pittsburgh Water & Sewer Revenue
  7.25% 9/1/14 (Escrowed to Maturity) (FGIC) .........    9,000,000   11,015,010
                                                                     -----------
                                                                      68,977,244
                                                                     -----------
 Other General Obligation Bonds - 5.64%
 Falls Township General Obligation
  7.00% 12/15/10 (MBIA)  .............................    3,000,000    3,230,250
 New Morgan General Obligation Guaranteed Revenue
  8.00% 11/1/05  .....................................    8,525,000    9,152,952
 Philadelphia General Obligation
  5.00% 5/15/25 (MBIA)  ..............................   11,690,000   11,301,191
 Puerto Rico (Commonwealth of) General Obligation
  5.375% 7/1/25  .....................................    4,500,000    4,548,960
  5.40% 7/1/25  ......................................   10,000,000   10,173,400
  5.75% 7/1/17  ......................................   11,000,000   11,647,240
  6.00% 7/1/22  ......................................    3,585,000    3,919,731
                                                                     -----------
                                                                      53,973,724
                                                                     -----------
 Other Revenue Bonds - 6.40%
 Cambria County Hospital Development Authority
  Health Care Revenue
  (Allegheny Lutheran Ministries Project)
   8.25% 6/15/17  ....................................    3,250,000    3,514,355
 Chester Pennsylvania Guaranteed Community
  Revenue 7.25% 12/1/05  .............................   11,905,000   12,264,769
 Delaware County Authority Revenue
  (Main Line & Haverford Nursing and
  Rehabilitation Center) 9.00% 8/1/22 ................    2,000,000    2,288,960
 Delaware River Port Authority
  5.50% 1/1/26 (FGIC)  ...............................    5,000,000    5,191,800
  6.50% 1/1/08 (AMBAC)  ..............................    5,000,000    5,098,850
 Erie Western Pennsylvania Port Authority
  General Revenue 6.25% 6/15/10 ......................    1,365,000    1,476,971
 Pennsylvania Intergovernmental Cooperative Authority
  Special Tax Revenue
  (City of Philadelphia Funding Program)
  5.00% 6/15/22 (MBIA)  ..............................   14,345,000   14,008,753
+Philadelphia Gas Works Revenue
  5.014% 1/1/12 (AMBAC)  .............................    2,500,000    1,259,650
 Philadelphia Authority For Industrial
   Development Revenue
  (Cathedral Village) 7.25% 4/1/15 ...................    2,000,000    2,160,300
  (Stapeley Hall) 6.60% 1/1/16 .......................    5,250,000    5,450,970
 Philadelphia Parking Authority
  5.50% 9/1/18 (AMBAC)  ..............................    6,250,000    6,448,875

14 for tax-exempt income

 Tax-Free Pennsylvania Fund
 Statement of Net Assets (Continued)
                                                     Principal       Market
                                                       Amount         Value
  Municipal Bonds (Continued)
  Other Revenue Bonds (Continued)

 +Westmoreland County Municipal Authority
   Municipal Service Revenue
   Series A  5.207% 8/15/23 ......................  $  8,000,000  $  2,161,040
                                                                  ------------
                                                                    61,325,293
                                                                  ------------
  Total Municipal Bonds (cost $894,151,178) ......                 952,403,418
                                                                  ------------

**Variable Rate Demand Notes - 0.24%
  Pennsylvania State Higher Educational Facilities
   Authority Revenue College Revenue
   (Council Independent Colleges)
   Series A2 3.35% 4/1/22  .......................     2,250,000     2,250,000
                                                                  ------------
  Total Variable Rate Demand Notes
   (cost $2,250,000)  ............................                   2,250,000
                                                                  ------------

  Total Market Value of Securities - 99.70%
   (cost $896,401,178)..........................................  $954,653,418
  Receivables and other assets net of liabilities - 0.30%           2,910,474
                                                                  ------------
  Net assets applicable to 113,730,793 shares
   outstanding - 100.00%........................................  $957,563,892
                                                                  ============

  Net asset value - Tax-free Pennsylvania Fund A class
   ($917,363,471 / 108,956,152 shares)..........................         $8.42
                                                                         =====
  Net asset value - Tax-free Pennsylvania Fund B class
   ($37,631,293  / 4,469,501 shares)............................         $8.42
                                                                         =====
  Net asset value - Tax-free Pennsylvania Fund C class
   ($2,569,128  / 305,140 shares)...............................         $8.42
                                                                         =====
  ____________________________
  Summary of Abbreviations:
             AMBAC - Insured by AMBAC Indemnity Corporation.
        Connie Lee - Insured by College Construction Insurance Association.
              FGIC - Insured by the Financial Guaranty Insurance Company.
               FHA - Insured by the Federal Housing Administration.
              MBIA - Insured by the Municipal Bond Insurance Association.
  ____________________________
   *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
  **Variable Rate Demand Notes - The interest rate shown is the rate as of
    February 28, 1998 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
   +The interest rate shown for this security is the effective yield. ++Security in default.
  ____________________________
  Components of net assets at February 28, 1998:
  Capital shares (unlimited authorization-no par) ..............  $894,767,684
  Accumulated net realized gain on investments .................     4,543,968
  Net unrealized appreciation of investments ...................    58,252,240
                                                                  ------------
  Total net assets .............................................  $957,563,892
                                                                  ============

  Net asset value and offering price per share -
  Tax-Free Pennsylvania Fund A Class
  Net asset value A Class (A)  ......................................     $8.42
  Sales charge (3.75% of offering price or 3.92% of amount invested
   per share) (B)  ..................................................      0.33
                                                                          -----
  Offering price ....................................................     $8.75
                                                                          =====
  ____________________________
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
  (B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                            See accompanying notes

Delaware Group Tax-Free New Jersey Fund
Statement of Net Assets
February 28, 1998
                                                            Principal  Market
                                                              Amount    Value
Municipal Bonds - 98.97%
Continuing Care/Retirement
 Revenue Bonds - 4.03%
New Jersey Economic Development Authority
 Revenue Reference First Mortgage
 The Evergreens 6.00% 10/01/22 ...........................  $ 50,000  $ 51,857
                                                                      --------
                                                                        51,857
                                                                      --------
Higher Education Revenue Bonds - 7.82%
New Jersey State Educational Facilities Authority
 (Montclair State University)
 Series F 5.40% 7/01/25 (AMBAC) ..........................    30,000    30,459
New Jersey State Education Facilities Authority
 (University Medicine & Dentistry)
 Series B 5.25% 12/01/21 (AMBAC) .........................    50,000    50,185
New Jersey State Educational Facilities Authority
 (Princeton Theological)
 Series A 5.00% 7/01/22  .................................    20,000    19,998
                                                                      --------
                                                                       100,642
                                                                      --------
Hospital Revenue Bonds - 15.26%
New Jersey Health Care Facilities Financing Authority
 (Holy Name Hospital)
 5.25% 7/01/20 (AMBAC)  ..................................    50,000    50,507
New Jersey Health Care Facilities Financing
 Authority (AHS Hospital)
 Series A 5.00% 7/01/27 (AMBAC) ..........................   150,000   145,940
                                                                      --------
                                                                       196,447
                                                                      --------
Housing Revenue Bonds - 3.94%
New Jersey State Housing and Mortgage Finance
 Agency AMT
 Series A 5.65% 5/01/40 (AMBAC) ..........................    50,000    50,764
                                                                      --------
                                                                        50,764
                                                                      --------
Parking Revenue Bonds - 3.13%
Essex County New Jersey IMPT Authority Parking
 Facility 5.25% 10/01/27 (MBIA) ..........................    40,000    40,309
                                                                      --------
                                                                        40,309
                                                                      --------
                                                      for tax-exempt income 15
Tax-Free New Jersey Fund
Statement of Net Assets (Continued)
                                                         Principal    Market
                                                           Amount      Value
Municipal Bonds (Continued)
Political Subdivision Revenue Bonds - 3.88%
Evesham Township New Jersey
 5.00% 9/15/17 (FGIC)  .............................   $   50,000   $   49,937
                                                                    ----------
                                                                        49,937
                                                                    ----------
Ports & Harbors Revenue Bonds - 3.92%
Delaware River and Bay Authority
 5.25% 1/01/26 (FGIC)  .............................       50,000       50,416
                                                                    ----------
                                                                        50,416
                                                                    ----------
School Authority/District
 Revenue Bonds - 9.86%
Freehold Township New Jersey Board of Education
 5.40% 7/15/23 (FSA)  ..............................       50,000       51,065
Mount Olive Township New Jersey
 Board of Education 5.00% 1/15/19 (FGIC) ...........       25,000       24,554
Newark New Jersey Schools
 5.30% 9/01/15 (MBIA)  .............................       50,000       51,351
                                                                    ----------
                                                                       126,970
                                                                    ----------
Special Utility Revenue Bonds - 3.78%
Bayonne New Jersey Municipal Utilities Authority
 Water Systems 5.00% 1/01/28 (MBIA) ................       50,000       48,636
                                                                    ----------
                                                                        48,636
                                                                    ----------
Territorial Revenue Bonds - 27.78%
Puerto Rico Commonwealth
 5.38% 7/01/21 (MBIA)  .............................       50,000       51,254
Puerto Rico Commonwealth Highway &
 Transportation Authority (Highway Improvements)
 Series Y 5.50% 7/01/26  ...........................      250,000      255,712
Puerto Rico Industrial Tourist Educational
 Medical and Environmental Control Facilities
 (Mennonite General Hospital)
 Series A 5.63% 7/01/27  ...........................       50,000       50,638
                                                                    ----------
                                                                       357,604
                                                                    ----------
Water & Sewer Revenue Bonds - 15.57%
North Jersey District Water Supply
 Series A (Wanaque North Project)
 5.13% 11/15/21 (MBIA)  ............................      150,000      150,052
Wanaque Borough New Jersey Sewer
 Authority Sewer Revenue 5.25% 12/01/21 ............       50,000       50,424
                                                                    ----------
                                                                       200,476
                                                                    ----------
Total Municipal Bonds (cost $1,240,114) ............                 1,274,058
                                                                    ----------


Total Market Value of Securities - 98.97%
 (cost $1,240,114)  ............................................    $1,274,058
Receivables and Other Assets Net of Liabilities - 1.03% ........        13,272
                                                                    ----------
Net Assets Applicable to 200,144 Tax-free new jersey
fund a class shares, 25,644 tax-free new jersey Fund
b class shares, and 1 tax-free new jersey fund c class
share outstanding; equivalent to $5.70 per
share - 100.00%  ...............................................    $1,287,330
                                                                    ==========

____________________________
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
 FGIC - Insured by the Financial Guaranty Insurance Company
  FSA - Insured by the Financial Security Assurance
 MBIA - Insured by the Municipal Bond Insurance Association
____________________________
Components of Net Assets at February 28, 1998:
Capital shares (unlimited authorization-no par) ................    $1,245,366
Accumulated net realized gain on investments ...................         8,020
Net unrealized appreciation of investments .....................        33,944
                                                                    ----------
Total net assets ...............................................    $1,287,330
                                                                    ==========

NET ASSET VALUE AND OFFERING PRICE PERSHARE-
TAX-FREE NEW JERSEY FUND A CLASS
Net asset value A Class (A)  .........................................   $5.70
Sales charge (3.75% of offering price or 3.86% of
amount invested per share) (B)  ......................................    0.22
                                                                         -----
Offering price .......................................................   $5.92
                                                                         =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                            See accompanying notes

Delaware Group Tax-Free Ohio Fund
Statement of Net Assets
February 28, 1998
                                                       Principal      Market
                                                         Amount        Value
Municipal Bonds - 97.95%
Airports Revenue Bonds - 0.81%
Cleveland Ohio Airport Special Revenue
 (Continental Airlines Project)
 5.375% 9/15/27  .................................      $ 10,000      $  9,775
                                                                      --------
                                                                         9,775
                                                                      --------
City Revenue Bonds - 4.23%
Elyria Ohio General Obligations
 5.40% 12/01/22 (FGIC)  ..........................        50,000        50,867
                                                                      --------
                                                                        50,867
                                                                      --------
Continuing Care/Retirement
 Revenue Bonds - 9.89%
Montgomery County Ohio 6.25% 2/01/22 .............       115,000       118,798
                                                                      --------
                                                                       118,798
                                                                      --------
Convention Center/Audit/Stadium
 Revenue Bonds- 4.24%
Cleveland Ohio Cleveland Stadium Project
 5.25% 11/15/17 (AMBAC)  .........................        50,000        50,827
                                                                      --------
                                                                        50,827
                                                                      --------

16 for tax-exempt income


Tax-Free Ohio Fund
Statement of Net Assets (Continued)
                                                          Principal   Market
                                                            Amount     Value
Municipal Bonds (Continued)
Higher Education Revenue Bonds - 12.84%
University of Akron Ohio
 5.25% 1/1/22 (AMBAC)  .................................   $ 50,000   $ 50,325
Ohio State Higher Educational Facility Revenue
 (Case Western Reserve University)
 5.125% 10/01/17  ......................................     50,000     50,237
University of Cincinnati Ohio
 Series T 5.00% 6/01/18  ...............................     55,000     53,695
                                                                      --------
                                                                       154,257
                                                                      --------
Hospital Revenue Bonds - 17.10%
Lorain County Ohio Hospital Revenue
 Catholic Healthcare Partners
 5.50% 9/1/27 (MBIA)  ..................................     50,000     51,591
Montgomery County Ohio Hospital
 (Grandview Hospital) 5.65% 12/01/12 ...................    100,000    103,198
Puerto Rico Industrial Tourist Educational
 Medical and Environmental Control Facilities
 (Mennonite General Hospital)
 Series A 5.625% 7/01/27  ..............................     50,000     50,639
                                                                      --------
                                                                       205,428
                                                                      --------
Housing Revenue Bonds - 8.52%
Franklin County Ohio Mortgage Revenue
 Briggs/Wedgewood
 5.55% 11/20/17 (GNMA)  ................................     50,000     50,909
Ohio Housing Finance Agency Mortgage Revenue
 Residential - Series C 5.75% 9/01/28
 (GNMA)  ...............................................     50,000     51,484
                                                                      --------
                                                                       102,393
                                                                      --------
Industrial Development Authority
 Revenue Bonds - 8.75%
Ohio State Air Quality Authority
 5.625% 10/01/22 (AMBAC)  ..............................    100,000    105,087
                                                                      --------
                                                                       105,087
                                                                      --------
Pollution Control
 Revenue Bonds - 8.77%
Ohio State Air Quality Development Authority
 Revenue Pollution Control
 Series B 6.00% 8/01/20  ...............................    100,000    105,403
                                                                      --------
                                                                       105,403
                                                                      --------
Power Authority Revenue Bonds - 6.47%
Cleveland Ohio Public Power Systems Revenue
 5.00% 11/15/24 (MBIA)  ................................     80,000     77,698
                                                                      --------
                                                                        77,698
                                                                      --------
School Authority/District
 Revenue Bonds - 8.36%
Brecksville-Broadview Heights Ohio School District
 5.25% 12/01/21 (FGIC)  ................................     50,000     50,363
Oak Hills Ohio Local School District
 5.125% 12/01/25 (MBIA)  ...............................     50,000     50,098
                                                                      --------
                                                                       100,461
                                                                      --------

                                         Principal    Market
                                           AmountValue
Municipal Bonds (Continued)
Transportation Revenue Bonds - 7.97%
Dayton Ohio Special Facilities Revenue
 (Air Freight) 6.05% 10/01/09 ..................     $   45,000     $   49,013
Ohio State Turnpike Commission
 Turnpike Revenue 1996
 Series A 5.50% 02/15/26 (MBIA) ................         45,000         46,745
                                                                     ---------
                                                                        95,758
                                                                     ---------
Total Municipal Bonds (cost $1,139,281) ........                     1,176,752
                                                                     ---------

Total Market Value of Securities - 97.95%
 (cost $1,139,281)  ............................................    $1,176,752
Receivables and other assets net of liabilities -2.05% .........        24,650
Net assets applicable to 209,636 Tax-Free Ohio Fund A
 Class Shares, 1 Tax-Free Ohio Fund B Class Share, and
 1 Tax-Free Ohio Fund C Class Shares Outstanding;
 Equivalent to $5.73 Per Share - 100%  .........................    $1,201,402
                                                                    ==========
____________________________
Summary of Abbreviations:
AMBAC - Insured by AMBAC Indemnity Corporation
 FGIC - Insured by the Financial Guaranty Insurance Company
 GNMA - Insured by the Government National Mortgage Association
 MBIA - Insured by the Municipal Bond Insurance Association
____________________________
Components of Net Assets at February 28, 1998:
Capital shares (unlimited authorization - no par) ..............    $1,158,475
Accumulated net realized gain on investments ...................         5,456
Net unrealized appreciation of investments .....................        37,471
                                                                    ----------
Total net assets ...............................................    $1,201,402
                                                                    ==========

Net asset value and offering price PERSHARE -
Tax-Free Ohio Fund A Class
Net asset value A Class (A)  ........................................    $5.73
Sales charge (3.75% of offering price or 3.84% of
amount invested per share) (B)  .....................................     0.22
                                                                         -----
Offering price ......................................................    $5.95
                                                                         =====
____________________________
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                            See accompanying notes
                                                      for tax-exempt income 17
Delaware Group State Tax-Free Income Trust
Statements of Operations

                                                                         Year ended              9/3/97*              9/3/97*
                                                                          2/28/98              to 2/28/98            to 2/28/98
                                                                          Tax-Free              Tax-Free              Tax-Free
                                                                     Pennsylvania Fund      New Jersey Fund           Ohio Fund
                                                                     -----------------      ---------------           ---------
Investment Income:
Interest .............................................................  $59,329,581              $29,214               $27,221

Expenses:
Management fees ......................................................    5,604,856                3,235                 2,856
Distribution expense .................................................    2,190,349                1,911                 1,470
Dividend disbursing and transfer agent fees and expenses .............      636,366                  355                   122
Accounting and administration ........................................      479,918                  312                   284
Reports and statements to shareholders ...............................      202,701                1,102                 1,262
Professional fees ....................................................      128,349                2,919                 2,517
Registration fees ....................................................       24,470                  163                   163
Trustees' fees .......................................................       22,142                  827                   827
Other ................................................................      129,637                  338                   487
                                                                          9,418,788               11,162                 9,988
Less expenses absorbed by Delaware Management Company ................         --                 (6,008)               (5,427)
Total Expenses .......................................................    9,418,788                5,154                 4,561
Net investment income ................................................   49,910,793               24,060                22,660
Net realized and unrealized gain on investments:
Net realized gain on investment transactions .........................    4,571,607                8,020                 5,456
Net change in unrealized appreciation on investments .................   17,799,518               33,944                37,471
Net realized and unrealized gain on investments ......................   22,371,125               41,964                42,927
Net increase in net assets resulting from operations .................  $72,281,918              $66,024               $65,587

* Commencement of trading.

                            See accompanying notes

18 for tax-exempt income

Delaware Group State Tax-Free Income Trust
Statements of Changes in Net Assets

                                                                       Tax-Free         Tax-Free           Tax-Free       Tax-Free
                                                                  Pennsylvania Fund  Pennsylvania Fund  New Jersey Fund  Ohio Fund
                                                                  -----------------  -----------------  ---------------  ---------
                                                                                                           9/3/97*         9/3/97*
                                                                      Year Ended        Year Ended           to              to
                                                                       2/28/98           2/28/97           2/28/98         2/28/98
Increase (decrease) in net assets from operation:
Net investment income.........................................    $ 49,910,793    $   54,379,536        $   24,060      $   22,660
Net realized gain on investments..............................       4,571,607        10,401,047             8,020           5,456
Net change in unrealized appreciation/depreciation
on investments................................................      17,799,518       (24,151,527)           33,944          37,471
                                                                  ------------    --------------        ----------      ----------
Net increase in net assets resulting from operations..........      72,281,918        40,629,056            66,024          65,587
                                                                  ------------    --------------        ----------      ----------

Distributions to shareholders from:
Net investment income:
    A Class...................................................     (48,278,596)      (53,105,291)          (23,444)        (22,660)
    B Class...................................................      (1,549,667)       (1,244,693)             (600)            --
    C Class...................................................         (82,530)          (29,552)              (16)            --

Net realized gain on investment transactions:
    A Class...................................................      (1,387,621)      (13,225,478)              --              --
    B Class...................................................         (55,005)         (396,374)              --              --
    C Class...................................................          (3,266)           (9,434)              --              --
                                                                  ------------    --------------        ----------      ----------
                                                                   (51,356,685)      (68,010,822)          (24,060)        (22,660)
                                                                  ------------    --------------        ----------      ----------
Capital share transactions:
Proceeds from shares sold:
    A Class...................................................      33,795,787        65,667,678         1,162,901       1,136,860
    B Class...................................................       8,015,562        12,305,523           146,118               6
    C Class...................................................       1,826,972         1,342,106             2,006               6
Net asset value of shares issued upon reinvestment of
    dividends from net investment income
    and net realized gain on investment transactions:
    A Class...................................................      28,369,872        39,316,223            22,067          21,613
    B Class...................................................         966,811         1,091,578               346             --
    C Class...................................................          73,395            34,499                12             --
                                                                  ------------    --------------        ----------      ----------
                                                                    73,048,399       119,757,607         1,333,450       1,158,485
                                                                  ------------    --------------        ----------      ----------
Cost of shares repurchased:
    A Class...................................................     119,106,665)     (126,832,263)          (85,960)            (10)
    B Class...................................................      (3,827,517)       (2,023,820)               (6)            --
    C Class...................................................        (558,944)         (308,635)           (2,118)            --
                                                                  ------------    --------------        ----------      ----------
                                                                  (123,493,126)     (129,164,718)          (88,084)            (10)
                                                                  ------------    --------------        ----------      ----------
Increase (decrease) in net assets derived from capital
share transactions............................................     (50,444,727)       (9,407,111)        1,245,366       1,158,475
                                                                  ------------    --------------        ----------      ----------
Net increase (decrease) in net assets.........................     (29,519,494)      (36,788,877)        1,287,330       1,201,402

Net assets:
Beginning of period...........................................     987,083,386     1,023,872,263               --              --
                                                                  ------------    --------------        ----------      ----------
End of period.................................................    $957,563,892    $  987,083,386        $1,287,330      $1,201,402
                                                                  ============    ==============        ==========      ==========

* Commencement of trading.

                            See accompanying notes
                                                      for tax-exempt income 19
Delaware Group State Tax-Free Income Trust
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     Tax-Free Pennsylvania Fund A Class
                                                                     ----------------------------------
                                                        2/28/98      2/28/97       2/29/96     2/28/95       2/28/94
Net asset value, beginning of period................   $  8.240     $  8.460    $    8.180    $  8.610    $    8.630

Income from investment operations:
 Net investment income..............................      0.430        0.456         0.476       0.494         0.496
 Net realized and unrealized gain (loss)
 on investments.....................................      0.193       (0.105)        0.330      (0.430)       (0.020)
                                                       --------     --------    ----------    --------    ----------
 Total from investment operations...................      0.623        0.351         0.806       0.064         0.476
                                                       --------     --------    ----------    --------    ----------

Less dividends and distributions:
 Dividends from net investment income...............     (0.430)      (0.456)       (0.476)     (0.494)       (0.496)
 Distributions from net realized gain on
 investment transactions............................     (0.013)      (0.115)       (0.050)       none          none
                                                       --------     --------    ----------    --------    ----------
 Total dividends and distributions..................     (0.443)      (0.571)       (0.526)     (0.494)       (0.496)
                                                       --------     --------    ----------    --------    ----------
Net asset value, end of period......................   $  8.420     $  8.240    $    8.460    $  8.180    $    8.610
                                                       ========     ========    ==========    ========    ==========

Total return (1)....................................       7.78%        4.35%        10.08%       0.91%         5.64%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)............   $917,364     $954,258    $1,002,888    $976,313    $1,026,903
 Ratio of expenses to average net assets............       0.94%        0.91%         0.90%       0.90%         0.88%
 Ratio of net investment income to average net assets      5.20%        5.52%         5.67%       6.03%         5.70%
 Portfolio turnover.................................         32%          27%           25%         18%           14%

------------------
(1) Does not include maximum sales charge of 3.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

20 for tax-exempt income
Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    Tax-Free Pennsylvania Fund B Class       Tax-Free Pennsylvania Fund C Class
                                                    -------------------------------------    ----------------------------------
                                                                                5/2/94(1)                         11/29/95(1)
                                                                                  to                                 to
                                                   2/28/98    2/28/97  2/29/96  2/28/95       2/28/98   2/28/97    2/29/96
Net asset value, beginning of period............  $  8.240    $ 8.460  $ 8.180  $ 8.310       $ 8.240   $ 8.460    $ 8.510

Income from investment operations:
 Net investment income..........................     0.370      0.390    0.408    0.353         0.364     0.390      0.102
 Net realized and unrealized gain (loss)
 on investments.................................     0.193     (0.105)   0.330   (0.130)        0.193    (0.105)      none
 Total from investment operations...............     0.563      0.285    0.738    0.223         0.557     0.285      0.102

Less dividends and distributions:
 Dividends from net investment income...........    (0.370)    (0.390)  (0.408)  (0.353)       (0.364)   (0.390)    (0.102)
 Distributions from net realized gain on
 investment transactions........................    (0.013)    (0.115)  (0.050)    none        (0.013)   (0.115)    (0.050)
 Total dividends and distributions..............    (0.383)    (0.505)  (0.458)  (0.353)       (0.377)   (0.505)    (0.152)
 Net asset value, end of period.................  $  8.420    $ 8.240  $ 8.460  $ 8.180       $ 8.420   $ 8.240    $ 8.460

Total return(2).................................      6.92%      3.52%    9.19%    2.79%         6.92%     3.52%      1.19%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)........  $ 37,631    $31,644  $20,861  $10,239       $ 2,569   $ 1,181    $   123
 Ratio of expenses to average net assets........      1.74%      1.71%    1.71%    1.73%         1.74%     1.71%      1.71%
 Ratio of net investment income to average
 net assets.....................................      4.40%      4.72%    4.86%    5.20%         4.40%     4.72%      4.86%
 Portfolio turnover.............................        32%        27%      25%      18%           32%       27%        25%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B shares and 1% for Class C shares.

                                                      for tax-exempt income 21
Financial Highlights (Continued)

Selected data for each share of the Funds outstanding throughout each period were as follows:

                                                      Tax-Free New Jersey    Tax-Free New Jersey     Tax-Free Ohio
                                                        Fund A Class            Fund B Class          Fund A Class
                                                          9/3/97(1)               9/3/97(1)            9/3/97(1)
                                                            to                      to                   to
                                                          2/28/98                 2/28/98              2/28/98
Net asset value, beginning of period................     $ 5.500                 $ 5.500              $ 5.500

Income from investment operations:
 Net investment income..............................       0.115                   0.069                0.120
 Net realized and unrealized gain on investments....       0.200                   0.200                0.230
 Total from investment operations...................       0.315                   0.269                0.350

Less dividends:
 Dividends from net investment income...............      (0.115)                 (0.069)              (0.120)
 Total dividends....................................      (0.115)                 (0.069)              (0.120)
 Net asset value, end of period.....................     $ 5.700                 $ 5.700              $ 5.730

Total return(2).....................................        5.77%                   4.90%                6.41%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)............     $ 1,141                 $   146              $ 1,201
 Ratio of expenses to average net assets............        0.88%                   1.56%                0.88%
 Ratio of expenses to average net assets prior to
 expense limitation.................................        1.93%                   2.61%                1.93%
 Ratio of net investment income to average net
 assets.............................................        4.23%                   3.63%                4.38%
 Ratio of net investment income to average net
 assets prior to expense limitation                         3.18%                   2.58%                3.33%
 Portfolio turnover.................................          47%                     47%                  66%

-------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Does not include maximum sales charge of 3.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of Class A shares. Does not include the contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B shares.

On October 20, 1997, New Jersey Fund Class C sold shares which were subsequently repurchased on January 13, 1998, leaving a balance of 1 share, which is the initial seed purchase. For the period September 3, 1997 through February 28, 1998, there was no shareholder activity in Ohio Fund Class B and Ohio Fund Class C besides the initial seed purchase of 1 share. This shareholder data is not being disclosed because the data is not believed to be meaningful.

22 for tax-exempt income
Delaware Group State Tax-Free Income Trust
Notes to Financial Statements
February 28, 1998

Delaware Group State Tax-Free Income Trust (the "Trust") is registered as a non-diversified open-end investment company under the Investment Company Act of 1940, as amended. The Trust is organized as a Pennsylvania trust and offers three series: the Tax-Free Pennsylvania Fund, the Tax-Free New Jersey Fund, and the Tax-Free Ohio Fund (each referred to as a "Fund" or collectively as the "Funds"). Each Fund offers three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Tax-Free Pennsylvania Fund seeks as high a level of current income exempt from federal income tax and Pennsylvania state income tax as is consistent with preservation of principal. The Tax-Free New Jersey Fund seeks as high a level of current income exempt from federal income tax and New Jersey state income tax as is consistent with preservation of principal. The Tax-Free Ohio Fund seeks as high a level of current income exempt from federal income tax and Ohio state income tax as is consistent with preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Trust:

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Federal Income Taxes - Each Fund intends to qualify or continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds, including the Trust, within the Delaware Investments family of funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends from net investment income daily and pays such dividends monthly. Capital gains, if any, are distributed annually.

Certain Trust expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware Management Company (DMC), the investment manager, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million, less all amounts paid to the trustees, for the Tax-Free Pennsylvania Fund, and 0.55% of the first $500 million of average daily net assets, 0.525% on the next $500 million and 0.50% on the average daily net assets over $1 billion, for the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund. Effective January 22, 1998, DMC elected to waive its fees and reimburse the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund to the extent that annual operating expenses exclusive of distribution expenses exceed 0.25% of average daily net assets through July 31, 1998. Prior to January 22, 1998, DMC absorbed expenses for the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund to the extent that annual operating expenses exclusive of distribution expenses exceeded 0.75% of average daily net assets. Total expenses absorbed by DMC for the period ended February 28,1998 were $6,008 for the Tax-Free New Jersey Fund and $5,427 for the Tax-Free Ohio Fund. On February 28, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC of $27,600 for the Tax-Free Pennsylvania Fund, $3,235 for the Tax-Free New Jersey Fund and $2,856 for the Tax-Free Ohio Fund.

The Trust has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting services agent for the Funds. For the period ended February 28, 1998, the Tax-Free Pennsylvania Fund, the Tax-Free New Jersey Fund and the Tax-Free Ohio Fund expensed $636,366, $355 and $122, respectively, for dividend disbursing, transfer agent fees and other expenses and $356,397, $230 and $209, respectively, for accounting services and had liabilities for such fees and other expenses payable to DSC for $51,501, $126 and $101, respectively.

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free Pennsylvania Fund and 0.25% of the average daily net assets of the Tax-Free New Jersey Fund and Tax-Free Ohio Fund A Classes and 1.00% of the average daily net assets of the B and C Class for all three Funds. On February 28, 1998, the Funds had a liability for distribution fees and other expenses payable to DDLP of $947 for Tax-Free New Jersey Fund and $883 for Tax-Free Ohio Fund.

For the period ended February 28, 1998 DDLP earned $133,584, $178 and $45 for commissions on sales of the Tax-Free Pennsylvania Fund A Class, Tax-Free New Jersey Fund A Class and the Tax-Free Ohio Fund A Class, respectively.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Trust. These officers, directors and employees are paid no compensation by the Trust.

                                                      for tax-exempt income 23
Notes to Financial Statements (Continued)

3. Investments
During the period ended February 28,1998, each Fund had purchases and sales of investment securities other than temporary cash investments as follows:

                          Tax-Free       Tax-Free         Tax-Free
                        Pennsylvania    New Jersey          Ohio
                            Fund           Fund             Fund
                        ------------    ----------       ----------
Purchases:............. $310,868,173    $1,505,039       $1,484,323
Sales:.................  361,181,592       273,241          350,503

At February 28, 1998, the aggregate cost of securities for federal income tax purposes was as follows:

                                   Tax-Free      Tax-Free      Tax-Free
                                 Pennsylvania   New Jersey       Ohio
                                     Fund         Fund           Fund
                                 ------------   ----------    ----------
Cost of investments............  $896,407,178   $1,240,114    $1,139,281
                                 ============   ==========    ==========
Unrealized appreciation........  $ 67,206,700   $   34,543    $   37,649
Unrealized depreciation........     8,960,460          599           178
                                 ------------   ----------    ----------
Net unrealized appreciation....  $ 58,246,240   $   33,944    $   37,471
                                 ============   ==========    ==========

4. Capital Stock
Transactions in capital stock were as follows:

                                          Tax-Free Pennsylvania
                                          ---------------------
                                      Year Ended          Year Ended
                                      2/28/98             2/28/97
Shares sold:
A Class...........................    4,077,711           7,949,608
B Class...........................      971,854           1,488,828
C Class...........................      220,582             161,709

Shares issued upon reinvestment of
 dividends from net investment income and
 net realized gain on investment transactions:
A Class...........................    3,420,943           4,765,329
B Class...........................      116,535             132,364
C Class...........................        8,828               4,184
                                      ---------          ----------
                                      8,816,453          14,502,022
                                      =========          ==========

Shares repurchased:
A Class...........................  (14,384,144)        (15,397,947)
B Class...........................     (460,334)           (245,114)
C Class...........................      (67,700)            (37,039)
                                     ----------          ----------
                                    (14,912,178)        (15,680,100)
                                     ==========          ==========
Net Decrease......................   (6,095,725)         (1,178,078)

                                            Tax-Free        Tax-Free
                                           New Jersey         Ohio
                                             9/3/97*        9/3/97*
                                               to              to
                                             2/28/98        2/28/98
Shares sold:
A Class...............................  211,252             205,829
B Class...............................   25,584                   1
C Class...............................      365                   1

Shares issued upon reinvestment of
 dividends from net investment income:
A Class...............................    3,894               3,809
B Class...............................       61                 --
C Class...............................        2                 --
                                        -------             -------
                                        241,158             209,640
                                        -------             -------

Shares repurchased:
A Class...............................  (15,002)                 (2)
B Class...............................       (1)                --
C Class...............................     (366)                --
                                        -------             -------
                                        (15,369)                 (2)
                                        -------             -------

Net Increase..........................  225,789             209,638
                                        =======             =======

* Commencement of trading.

5. Lines of Credit
The Tax-Free Pennsylvania Fund has a committed line of credit for $24.9 million. No amount was outstanding at February 28, 1998, or at any time during the fiscal year.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

24 for tax-exempt income
Delaware Group State Tax-Free Income Trust
Report of Independent Auditors

To the Trustees and Beneficial Shareholders
Delaware Group State Tax-Free Income Trust

We have audited the accompanying statements of net assets of Delaware Group State Tax-Free Income Trust (the "Trust") (comprised of Tax-Free Pennsylvania Fund, Tax-Free New Jersey Fund, and Tax-Free Ohio Fund) as of February 28, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to expre ss an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1998, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Delaware Group State Tax-Free Income Trust at February 28, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP
                                        ------------------------

Philadelphia, Pennsylvania
April 3, 1998

This annual report is for the information of Tax-Free Pennsylvania Fund, Tax-Free New Jersey Fund, and Tax-Free Ohio Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the appropriate Funds, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You shoul d read the prospectus carefully before you invest. Summary investment results are documented in the Funds' current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

trustees
& officers

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[photo of globes]

This report must be preceded or accompanied by a current Prospectus for Tax-Free Pennsylvania Fund, Tax-Free New Jersey Fund, Tax-Free Ohio Fund, and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.


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(C)Delaware Distributors, L.P.

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(590)
AR-007[2/98]TKO4/98